Exhibit 99.4

Header of all slides
[Logo]  Microsemi
                                    more than solutions - enabling possibilities
                                                                Analyst Day |  |
                                                        http://www.microsemi.com
Slide 1

DC:DC Terms
Switching Regulators

Paul Pickle, Product Marketing Manager, DC:DC Circuits

Slide 2

Agenda
 . Overview of DC:DC Terms
  -- "Water in the Bucket"
 . Focus on Switching Regulators
  -- Comparing Topologies
  -- Why Load Share(TM)?
  -- Applications and Benefits

Slide 3

DC:DC Terms
 . Buck - (Down)
 . Boost - (Up)
 . PWM
 . PFM
 . Quiescent Power
 . Efficiency
 . Power Demand
 . Switcher
 . Linear Regulators
 . Charge Pump
[graphic of Linfinity LX8580-00CDD THAI 0034C]

Slide 4

Knowing The Application

LCD             +/-15V, 3.3V @200mA, 700V @ 5mA
Strong Arm         1.75V @ 200mA, 3.3V @ 600mA
Pentium IV         1.6V @ 50A, 3.3V @ x mA
DSP                1.8V @ 90mA, 3.3V @ 50mA
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DRAM               2.8V @ 10mA

Slide 5

Example: PDA Power Management
[schematic]  110VAC, AC/DC Converter, LX1552 SG3842, 4.4VDC @ 1.1A, [3.6V, 1.8V
             @ 500 mA, 2.5V @ 400mA, 3.3V @ 200mA, 5V @ 50mA], Wireless
             Application

3.6V   Switcher PFM/PWM   1.8V @ 500mA
3.6V   Switcher PWM       2.5V @ 400mA
3.6V   LDO PMOS           3.3V @ 200mA
3.6V   Charge Pump        5V @ 50mA

Slide 6

Implementation Tradeoffs

                                                        Pro                 Con
[schematic] LDO - Input, 5V @ 3A, 1.4V Dropout,   ---------------   ---------------------
            Output 3.3V @ 3.0 A                   Simple            Can Be Inefficient
                                                  Low Cost          Heat
P in -P out = P Dissipation                       1 Device          Maximum efficiency at
 15W - 9.9W = 5.1W                                                  Specific JOJT to VIN
%eff = 66%                                        Point of Use      Relationship


                                                        Pro                 Con
[schematic] Switcher - Input, 5V @ 2.15A,         ---------------   ---------------------
            output 3.3V @ 3.0A                    Hight Efficiency  Magnetics
                                                  High Power        Noise
P in -P out = P Dissipation                       I/O Adaptable     Board Space/Components
 10.75W - 9.9W = .85W                                               Complexity
% eff = 92%

                                                        Pro                 Con
[schematic] Charge Pump* - Input, 3.3V @ 111mA,   ---------------   ---------------------
            output 5.0V @ 50mA                    No Magnetics      Output Current
                                                  Limited

                                                  Simple Boost      Efficiency

% eff = 68%     *90% eff @ V out = 2V in          Cost              Noise

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Slide 7

Switching Regulators

Slide 8

History
 .    1968 - Silicon General: First Integrated PWM Controller IC
 .    1993 to 1997 - Developed Family of 10 PWM VRM Controller ICs In Conjunction
     With Intel VRM Specification
 .    1998 - Ceased Development On VRM Due To Poor Sales and Market Volatility
     (We Hit A Brick Wall!)
 .    2001 - Architected New Patented Architecture Targeting Video Card and Other
     Applications

Slide 9

Core Competency / New Strategy

 .    Leverage What We Know Into An Application With An Identified Need
 .    Video Processor Power Demands Were Quickly Exceeding Available Power
     Budgets
 .    Roadmap For Power Budget Showed a Continued Increase
 .    Can We Make Money In A Desktop Environment?
 .    How Do We Leverage The Video Market Success Into More Dollars - DVD, Gaming
     Consoles, etc.

Slide 10

Targeting Video Processors

 .    What Sets us Apart
     - Current Sharing Voltage Mode Multipurpose Operation
     - Patented architecture, best of both worlds

Topology
Applications          Desktop      Notebook     Video Card
----------------------------------------------------------
Duty Cycle            Semtech      Semtech      Semtech
Sense Resistor        Linear Tech  Linear Tech
RDS(ON)               Intersil     Intersil
Inductor Reactance    Semtech      Semtech
Load Share                         Microsemi    Microsemi

 .    Our Products
     - LX167X Family of Controllers
     - Addresses major issues facing high speed video processor companies

[schematic] LX1671 - V Out 1 =, L3, +5V, 3.3V, L1, V Out1 =, L3, +5V, 3.3V, V
            Out 3 =
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 .  Target Applications
   - Graphic Cards
   - Game Consoles
   - Next Generation Set-Top Box
[Logo nVidia gForce3 Ti]
[picture of two monitors]
[picture of game machine]

Slide 11

What is LoadSHARE(TM)?

Slide 12

Current Mode - Sense Resistor

 . Uses Sense Resistors In Current Path To Balance Current In Each Phases . Best Precision Current Sharing
 .  Sense Resistors Are Costly
   - Asian Manufacturers Prefer Not To Use Them

[schematic] 12V, L3, CFB1, V Out, FB, CFB2, L3, 5V
Linear Tech -  Notebooks

Slide 13

Current Mode - RDS(ON)

 . Uses FET Resistance In Current Path To Balance Current In Each Phases . Poor Current Sharing Due To Variation In RDS(ON) With Temperature
 .  RDS(ON) Trends Continue Downward Creating A Signal To Noise Problem

[schematic]   CFB1, 12V, L3, V Out, FB, L3, 5V, CFB2
Intersil - P4 MB

Slide 14

Current Mode - Inductor Reactance

 .  Reliant on Additional Matched and Tuned Components
 .  Poor Current Sharing greater than 10%
 .  Very Dependent on Component Types and Tolerances.
 .  No Load Sharing On Multiple Supplies

[schematic] 12V, CFB1, L3, V Out, FB, CFB2, L3, 5V
On Semi - P4 MB

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Slide 15

Voltage Mode - Duty Cycle

 .  Open Loop Current Feedback
 .  Poor Current Sharing greater than 10% Even With 1% Accuracy In Duty Cycle
   (aka. Marketing Scam)
 .  No Load Sharing On Multiple Supplies

[schematic] 5V, L3, V Out, FB, L3, 5V
Semtech - P4 MB

Slide 16

Voltage Mode - LoadSHARE(TM)

 .  Forces Pre-Inductor Switching Output DC Voltage To Be Equal
 .  Inexpensive Components
 .  Load Sharing From Multiple Inputs Via Inductor ESR
 .  less than 10% Current Sharing Tolerance
 .  Programmable Current Sharing Via One Of Three Methods
 .  Good Transient Response
 .  Patented By Microsemi

[schematic] 12V, CFB1, L3, V Out, FB, L3, CFB2, 5V
MSCC - Video Cards / Notebooks

Slide 17

Why LoadSHARE for Video Applications

3.3V @ 6A = 19.8W
5V @ 3A = 15W
12V @ 1A = 12W
Accelerated Graphics Port
Available Power

[schematic] 2.8V @ 3.86A = 10W, Memory Core, 1.4V @ 3.21A = 4.5W, DDR Termination, Memory Bus, 1.6V @ 15A = 24W, Core, [nVidia gForce 3 Ti Logo], I/O, DDR memory
PCORE = 24W greater than Any Available Supply!!

Slide 18

Sneak Peek - Notebook LoadSHARE(TM)

[schematic] U1 LX167x_MLP-Q, FB-1, DF Out 2, EO1 3, EA1-4, DACOUT 5, PWRGD 6, GND 7, VIN 8, ROSC 9, ENA 10, VID4 11, VID3 12, VID2 13, VID1 14, VID0 15, VS2 16, HO2 17, VC2 18, VDD 19, PGN3 20, I-MIN 21, VCCL 22, LO2 23, PGN 24, LO1 25,
VS1 26, HO1 27, VC1 28, VC3 29, I-MAX 30, VS3 31, CSHP 32, ILIM 33, LP1 34, LP2
35, EA2-36, EO2 37, FB+ 38, R7 TBD, R8 TBD, C9 TBD, R9 TBD, C10, 4.7uF, VBAT,
R10 TBD, R11 TBD, R12 TBD, R13 TBD, R14 TBD, R15 TBD, +5VP, R16 TBD, J1 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, +5V, C1 4700pF, R1 200K, R2 61.9K,
C2 4700pF, R3 TBD, C3 4700pF, R4 61.9K, R5 TBD, R6 10.0, +5VP, C7 4.7uF, C8
4.7uF, CR3 1N5817, Si4842DY, Q1, C4 0.1, Si4842DY, Q2, CR1 TBD, +C11 150uF 6.3V,
CR2 TBD, L3 100nh, CR4 1N5817, +5VP, C13 4.7uF, TB3 1 CORE+, R17 ZOJ, + C19
270uF 2V, TB4 1 VCORE, TB3 2 CORE-, R18 ZOJ, ED120/2DS, TB4 2 RTN, ED 120/2DS, +C18 270 uF 2V, +C20 270uF 2V, +C21 270uF 2V, L2 4.7 uh, TB1 2, +5VIN, +5VP, TB1
1, +5RTN, +C12 150uF 6.3V, ED120/2DS, TB2 2, +BATT IN, VBAT, TB2 1, BATT RTN, +C15 100uF 25v, ED 120/2DS, CR4 IN5817, +5VP, C3 4.7uF, VBAT, +C16 TBD, Q3
Si4842DY, C5 0.1, L1 4.7uh, Q4 Si4842DY, CR5 IN5817, +5VP, C14 4.7uF, VBAT, +C17
TBD, Q5 Si4842DY, C6 0.1, L2 4.7uh, Q6 Si484 2DY, +C20 270uF, 2V, +C21 270uF, 2V